UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________
FORM 8-K
_________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 14, 2024
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ALIGNMENT HEALTHCARE, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-40295	46-5596242
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1100 W. Town and Country Road, Suite 1600
Orange, California 92868
(Address of Principal Executive Offices) (Zip Code)
(844) 310-2247
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
_______________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ALHC	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously reported, on September 2, 2022 (the “Effective Date”), Alignment Healthcare, Inc. (the “Company”), Alignment Healthcare USA, LLC, an indirect subsidiary of the Company (the “Borrower”) and certain other subsidiaries of the Company entered into a term loan agreement (the “Loan Agreement”) with Oxford Finance LLC (“Oxford”) and the other lenders from time to time party thereto (collectively, the “Lenders”), pursuant to which the Lenders have agreed to lend the Borrower an aggregate principal amount of up to $250.0 million in a series of term loans (the “Term Loans”). The Borrower received an initial Term Loan of $165.0 million on the Effective Date and had the option to borrow up to an additional $85.0 million of Term Loans (such additional Term Loans, the “Delayed Draw Term Loans”). Of the aggregate available Delayed Draw Term Loans, $50.0 million was available only until June 30, 2024.

On June 14, 2024, the Borrower borrowed $50.0 million in aggregate principal amount of Delayed Draw Term Loans (the “Funded DDTL Amount”), resulting in net proceeds to the Borrower of $49.5 million. The Borrower opted to borrow the Funded DDTL Amount prior to the expiration date of June 30, 2024 to avoid losing access to the capital, to enhance the Company's balance sheet and to provide for future flexibility.

Borrowings under the Loan Agreement bear interest at a variable rate equal to (i) the secured overnight financing rate administered by the Federal Reserve Bank of New York for a one-month tenor, subject to a floor of 1.00%, plus (ii) an applicable margin of 6.50%. Additional details regarding the Loan Agreement are contained in Item 1.01 of the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on September 6, 2022 and are incorporated herein by reference. The foregoing discussion of the terms of the Loan Agreement is not complete and is subject to, and qualified in its entirety by reference to, the Loan Agreement filed as Exhibit 10.1 to the Company's Quarterly Report on Form 10-Q filed with the SEC on November 3, 2022.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alignment Healthcare, Inc.

Date: June 14, 2024	By:	/s/ Christopher J. Joyce
Christopher J. Joyce
Chief Legal and Administrative Officer